Carl Domino Associates, LLP
                        580 Village Boulevard, Suite 225
                            West Palm Beach, FL 33409


Telephone Number:                                            Fax: 561-697-0700
561-697-2723                                Research Library Fax: 561-686-8974


                                        December 1996




Dear Shareholders:

We are pleased to present  the  investment  results  for the Carl Domino  Equity
Income Fund. Since inception in December 1995, the Fund has returned 20.3%, significantly outperforming the return of the S&P 500 at 18.6%.

Comparative Investment            Dec.    1st Qtr.      2nd Qtr.     3rd Qtr.      Oct.
         Returns                  1995     1996          1996         1996        1996

Carl Domino Equity Income Fund    3.0%     5.2%          6.6%         2.4%         1.8%
S&P 500*                          1.7%     5.4%          4.4%         3.1%         2.8%



[Graph here]
This graph visually depicts the performance of the Fund versus the S&P 500 Index. The graph compares the investment of $10,000 from inception of the Fund (December 1, 1995) through October 31, 1996. This graph indicates that at October 31, 1996 the value of the investment was $12,038 versus the S&P 500 of $11,503.


*Past performance is not predictive of future performance. This chart assumes an initial investment of $10,000 in the Fund and the S&P 500 Index on December 1, 1995 and held through October 31, 1996. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends and are not annualized.

The Fund's performance during the last year was, in part, due to our emphasis in the health care, financial services and energy sectors. Despite the fact that the markets are at all time highs, we still find many securities that offer good value. Our fundamental research efforts continue to focus on undervalued companies with strong financials and improving future prospects. As always, we are maintaining close contact with the management of companies where we are invested in order to avoid unpleasant surprises.

As you may know, the Fund's investment strategy is designed to participate in robust equity markets while minimizing downside risk in poor markets. Be assured that although we cannot guarantee future results, the investment professionals at Carl Domino Associates, L.P. will work hard to avoid disappointments and take advantage of opportunities as they rise.

Best regards,


Carl J. Domino
Managing Partner

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The Carl Domino Equity Income Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of The Carl Domino Equity Income Fund (a member of the Ameriprime Fund Series) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 6, 1995 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Carl Domino Equity Income Fund as of October 31, 1996, the results of it's operations, the changes in it's net assets, and the financial highlights for the period from November 6, 1995 (commencement of operations) to October 31, 1996 in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 20, 1996



                         CARL DOMINO EQUITY INCOME FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                ------

                  COMMON STOCKS                98.33%

                  ELECTRONIC EQUIPMENT          3.02%
  800             Thomas & Betts Corp.                              $ 33,900
                                                                     -------

                  PUBLISHING                    2.22%
  700             Reader's Digest Assn. Inc.                          24,938
                                                                      ------

                  PUBLISHING & ENTERTAINMENT    1.25%
  400             Cedar Fair LP                                       14,000
                                                                      ------

                  RETAIL                        6.65%
1,100             Intimate Brands Inc.                                19,938
  400             May Department Stores                               18,950
  500             Saks Holdings*                                      17,500
1,000             Stage Stores Co.*                                   18,250
                                                                      ------
                                                                      74,638
                                                                      ------

                  OIL & GAS DOMESTIC            8.74%
1,000             Houston Exploration*                                17,125
  500             Questar Corp.                                       18,000
  400             Sonat Inc.                                          19,700
  300             Tenneco                                             14,850
1,300             USX-Marathon Group                                  28,437
                                                                      ------
                                                                      98,112
                                                                      ------



The accompanying notes are an integral part of these financial statements.






                         CARL DOMINO EQUITY INCOME FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                 Value
------                                                                -------
                  OIL & GAS INTERNATIONAL       4.02%
  250             Mobil Corp.                                       $ 29,187
  700             YPF Sociedad Anonima ADR                            15,925
                                                                     -------
                                                                      45,112
                                                                     -------

                  FINANCE-MISCELLANEOUS         4.94%
  500             American States Financial                           11,812
  500             Checkpoint Software*                                13,750
  500             Infinity Finanial*                                   8,188
  575             MBNA Corp.                                          21,706
                                                                      ------
                                                                      55,456
                                                                      ------
                  INSURANCE-MULTI/P & C/LIFE    8.50%
  900             GCR Holdings Ltd*                                   20,925
  400             ITT Hartford Group Inc.                             25,200
  500             Lincoln National Corp.                              24,250
  800             USLife Corp.                                        25,000
                                                                      ------
                                                                      95,375
                                                                      ------

                  MAJOR REGULAR BANKS/OTHER BANKS  3.90%
  400             Boatmens Bancshares Inc.                            24,300
  400             CoreStates Financial Corp.                          19,450
                                                                      ------
                                                                      43,750
                                                                      ------


The accompanying notes are an integral part of these financial statements.









                         CARL DOMINO EQUITY INCOME FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996
Shares                                                                Value
------                                                                -----

                  MONEY CENTER BANKS            2.29%
  300             Chase Manhattan Corp.                             $ 25,725
                                                                      ------

                  SAVINGS & LOANS               4.90%
  700             Ahmanson H F & Co.                                  21,963
  600             Great Western Financial Corp.                       16,800
1,000             Home Financial Corp.                                16,250
                                                                      ------
                                                                      55,013
                                                                      ------

                  MISCELLANEOUS                 9.99%
  500             Arden Realty Group                                  11,313
1,000             Metronetworks*                                      20,250
2,500             Midcoast Energy Resources                           25,000
  500             Premier Parks Inc.*                                 15,875
  500             Sabre Group Holdings*                               15,250
2,200             Storm Primax Inc.                                   24,475
                                                                      ------
                                                                     112,163
                                                                     -------

                  REIT's                        2.40%
  700             Glimcher Realty Trust                               13,475
  600             Security Capital Pacific Trust                      13,500
                                                                      ------
                                                                      26,975
                                                                      ------

                  CHEMICAL                      1.66%
  600             Witco Corp.                                         18,600
                                                                      ------




The accompanying notes are an integral part of these financial statements.





                         CARL DOMINO EQUITY INCOME FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----

                  PER & FOREST PRODUCTS/PACKAGING    2.17%
  500             Union Camp Corp.                                  $ 24,375
                                                                      ------


                  COSMETICS                     2.66%
  700             Tambrands Inc.                                      29,837
                                                                      ------

                  DRUGS                        13.86%
1,600             Adac Labs*                                          32,800
  300             American Home Products Corp.                        18,375
  270             Bristol-Myers                                       28,553
  800             Glaxo Welcome PLC ADR                               25,200
  700             Pharmacia & Upjohn Inc.                             25,200
  400             Warner Lambert Co.                                  25,450
                                                                     -------
                                                                     155,578
                                                                     -------

                  FOOD                          2.79%
  300             General Mills                                       17,138
  400             Heinz H J Co.                                       14,200
                                                                      ------
                                                                      31,338
                                                                      ------

                  HEALTHCARE                    2.02%
  100             Allegiance Corp.                                     1,875
  500             Baxter International Inc.                           20,813
                                                                      ------
                                                                      22,688
                                                                      ------


The accompanying notes are an integral part of these financial statements.





                         CARL DOMINO EQUITY INCOME FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                                 Value
------                                                                 -----

                  STAPLES/MISCELLANEOUS SERVICES  3.74%
  600             Deluxe Corp.                                      $ 19,575
1,250             New England Business Service Inc.                   22,500
                                                                      ------
                                                                      42,075
                                                                      ------
                  TOBACCO                       1.23%
  150             Phillip Morris Cos. Inc.                            13,894
                                                                      ------

                  PHOTOGRAPHY/OFFICE EQUIPMENT  2.79%
  200             Eastman Kodak Co.                                   15,950
  200             Minnesota Mining & Manufacturing Co.                15,325
                                                                      ------
                                                                      31,275
                                                                      ------
                  UTILITIES                     2.59%
  600             AT&T Corp.                                          20,923
  500             International Telecommunication Data System          8,125
                                                                      ------
                                                                      29,048
                                                                      ------

                  TOTAL COMMON STOCKS (COST $977,124)              1,103,865
                                                                  ----------

                  TOTAL INVESTMENTS (Cost $977,124)   98.33%       1,103,865
                  Other Assets less Liabilities        1.67%          18,781
                                                      -----       ----------
                  TOTAL NET ASSETS                   100.00%      $1,122,646
                                                     =======      ==========

*Non-Income producing securities.


  The accompanying notes are an integral part of these financial statements.



                         CARL DOMINO EQUITY INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996


ASSETS:

Investment in common stock at market value
  (identified cost--$977,124)(Note 1)......................    $1,103,865
Cash.......................................................         2,025
Receivable for securities sold.............................        15,000
Receivable for Fund shares sold............................         2,071
Dividends and interest receivable..........................         1,421
                                                               ----------
                   TOTAL ASSETS............................     1,124,382
                                                               ----------

LIABILITIES:

Accrued advisory fee.......................................         1,401
Accrued trustees' fees.....................................           335
                                                               ----------
                   TOTAL LIABILITIES.......................         1,736
                                                               ----------

NET ASSETS (equivalent to $12.03 per share based on
  93,296 shares of common stock outstanding)--(Note 4).....    $1,122,646
                                                               ==========
NET ASSETS CONSIST OF:
  Paid in capital (Note 4)..................................     $975,454
  Undistributed net investment income/(loss)................       11,996
  Accumulated undistributed net realized gain/(loss) from
   security transactions....................................        8,455
Net unrealized appreciation/(depreciation) of investments...      126,741
                                                               ----------
NET ASSETS OCTOBER 31, 1996.................................   $1,122,646
                                                               ==========
NET ASSET VALUE, REDEMPTION AND OFFERING
         PRICE PER SHARE ...................................   $    12.03
                                                               ==========



The accompanying notes are an integral part of these financial statements.



                         CARL DOMINO EQUITY INCOME FUND

                             STATEMENT OF OPERATIONS

                      For the period from November 6, 1995
              (Commencement of Operations) through October 31, 1996



INVESTMENT INCOME:
  Dividends...................................................      $23,302

  Interest....................................................          242
                                                                   --------

    TOTAL INVESTMENT INCOME...................................       23,544
                                                                   --------
OPERATING EXPENSES:
  Investment advisory fee (Note 3)............................       11,548
  Trustees' fees..............................................        1,685
                                                                   --------
    TOTAL OPERATING EXPENSES BEFORE REIMBURSEMENTS                   13,233
                                                                   --------
    REIMBURSED TRUSTEES' FEES.................................        1,685
                                                                   --------
       TOTAL OPERATING EXPENSES...............................       11,548
                                                                   --------
           NET INVESTMENT INCOME/(LOSS).......................       11,996
                                                                   --------

    NET REALIZED AND UNREALIZED GAINS/(LOSSES)
      ON INVESTMENTS:
    Net realized gain/(loss) on security transactions.........        8,455
    Net change in unrealized appreciation/(depreciation) on
       investments............................................      126,741
                                                                   --------
    NET GAIN/(LOSS) ON INVESTMENTS............................      135,196
                                                                   --------

    NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS...............................................     $147,192
                                                                   ========


The accompanying notes are an integral part of these financial statements.



                         CARL DOMINO EQUITY INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the period from November 6, 1995
              (Commencement of Operations) through October 31, 1996


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss)..................................      $ 11,996
  Net realized gain/(loss) from securities transactions.........         8,455
  Net change in unrealized appreciation/(depreciation) of
    investments during the period...............................       126,741
                                                                   -----------

 NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................................       147,192
                                                                   -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income.........................................             0
  Realized gain.................................................             0
                                                                   -----------
                                                                             0
                                                                   -----------


FUND SHARE TRANSACTIONS:
  Shares sold...................................................       971,640
  Shares issued in reinvestment of dividends....................             0
  Shares redeemed...............................................       (21,186)
                                                                   -----------
 TOTAL CAPITAL STOCK                                                   950,454
                                                                   -----------
NET INCREASE/(DECREASE) IN NET ASSETS                                1,097,646
                                                                   -----------
NET ASSETS:
   Beginning of period..........................................        25,000
                                                                   -----------

  End of period, including undistributed net investment income
   of $11,996...................................................   $ 1,122,646
                                                                   ===========


The accompanying notes are an integral part of these financial statements.

                         CARL DOMINO EQUITY INCOME FUND

                          Notes to Financial Statements
                                October 31, 1996


1.  ORGANIZATION

    The Carl Domino Equity Income Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on August 8, 1995, and commenced operations on November 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                         CARL DOMINO EQUITY INCOME FUND

                          Notes to Financial Statements
                                October 31, 1996

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex- dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund retains Carl Domino Associates, L.P. (the "Adviser") to manage the Fund's investments. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl Domino. Mr. Domino is primarily responsible for the day to day managment of the Fund's portfolio.

    Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non- interested person trustees, and extraordinary expenses.The Adviser is voluntarily reimbursing the Fund for trustees fees. There is no assurance that such reimbursement will continue in the future. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 6, 1995 through October 31, 1996, the Adviser has received a fee of $11,548 from the Fund.

                         CARL DOMINO EQUITY INCOME FUND

                          Notes to Financial Statements
                                October 31, 1996


 NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1996 was $975,454.

     Transactions in capital stock were as follows:



                               For the period from
                       November 6, 1995 (Commencement of
                     Operations) through October 31, 1996


                                              Shares                   Amount
                                              -------                  -------


Shares sold                                   92,689                  $971,640

Shares issued in reinvestment
  of  dividends                                    0                         0

Shares redeemed                               (1,893)                  (21,186)
                                              ------                  --------
Net increase                                  90,796                  $950,454
                                              ======                  ========



NOTE 5.  INVESTMENTS

     For the period from November 6, 1995 (commencement of operations) through October 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $1,488,976 and $493,167 respectively. The gross unrealized appreciation for all securities totaled $137,460 and the gross unrealized depreciation for all securities totaled $10,719 for a net unrealized appreciation of $126,741. The aggregate cost of securities for federal income tax purposes at October 31, 1996 was $977,124.

                         CARL DOMINO EQUITY INCOME FUND

                          Notes to Financial Statements
                                October 31, 1996

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1996, Carl Domino Associates,L.P., and entities which the Adviser could be deemed to control or have discretion over owned in aggregate more than 25% of the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Dividends of $20,825 from the '95-'96 fiscal year will be declared. This amount respresents $11,996 of net investment income and $8,829 of short-term capital gain.


                         CARL DOMINO EQUITY INCOME FUND

                              FINANCIAL HIGHLIGHTS

               For a share outstanding throughout the period from
                  November 6, 1995 (Commencement of Operations)
                            through October 31, 1996


  Net asset value- beginning of period........................      $10.00
                                                                  --------

  Income from investment operations:
  Net investment income.......................................         .16
  Net gain on investments both realized and unrealized........        1.87
                                                                  --------
  Total from investment operations............................        2.03
                                                                  --------

  Less distributions:
  Dividends from net investment income........................           0
  Dividends from capital gains................................           0
                                                                  --------
  Net asset value-end of period...............................      $12.03
                                                                  ========

  Total Return**...............................................      22.31%



Ratio/supplemental data:
  Net assets, end of period (in 000's).........................      1,122
  Ratio of expenses to average net assets**  ++................       1.51%
  Ratio of net investment income to average net assets**  ++...       1.57%
  Portfolio turnover rate......................................      62.51%
  Average Commission rate paid.................................      .0604


 ** Annualized, for the period from December 4, 1995 (Commencement of operations in accordance with the Fund's investment objective) to October 31, 1996.

 ++ Expense ratio is net of reimbursement of trustees' fees. Had such reimbursements not been made, the expense ratio and the net investment income ratio would have been 1.73% and 1.35%,respectively.

The accompanying notes are an integral part of these financial statements.

                        AIT Vision U.S. Equity Portfolio


Dear Fellow Shareholders:

Investment Results - Fiscal Year Ended October 1996

October 1996 represented the close of the first fiscal year for the AIT Vision U.S. Equity Portfolio (the Fund). Since the Fund's December 28, 1995 inception, the Fund generated a load adjusted return of 21.2% and a change in net asset value (NAV) of 26.2% compared to a rise of 17.0% for the S&P 500 Index and 15.7% for the broader Russell 3000 Index. Comparative investment results, since inception, are graphically displayed below.








     Comparative Investment Returns                      From Inception

     AIT Vision Fund - load adjusted                          21.2%
     AIT Vision Fund - NAV                                    26.2%
     S&P 500                                                  17.0%



[Graph appears here]
The graph depicts a visual comparison between the Fund and the S&P 500 Index. This graph shows the results of a $10,000 initial investment at December 28, 1995 (date of inception) through October 31, 1996. At October 31, 1996, the value of the investment (load adjusted) was $12,118 while the S&P 500 was $11,696.

Past performance is not predictive of future performance. This chart assumes an initial investment of $10,000 in the Fund and the S&P 500 Index on December 28, 1995 and held through October 31, 1996. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the Index and reinvestment of dividends and are not annualized.

Commentary

During the Fund's initial investment period ending October 1996, the U.S. equity market provided a favorable environment for us to generate healthy returns for our investors. The Fund's outperformance of the S&P 500 Index can be predominantly attributed to the successful individual stock selection resulting from our advanced modeling techniques. For each stock in the Russell 3000 Index, we create a model unique to the conditions of each stock. This individual stock approach allows us to effectively evaluate an electric utility much differently than a biotechnology company. AIT's computerized stock selection process was featured on a segment of ABC's Nightline news program during this past year.

The domestic equity market returns have been particularly strong for the past couple years as inflation has remained subdued and the economy has continued to expand at a moderate rate. As the economy and corporate earnings slow through a normal business cycle progression, the U.S. equity markets will be hard pressed to continue to keep up their recent upward pace. Presently the psychology of the marketplace has become very fragile and protective of the returns that have been earned during this unusually complacent environment. Looking forward, we believe that it will be particularly important to invest in individual companies which are uniquely successful as opposed to anticipating the continued benefits of a broadly rising equity market.

Reduction of Fund Expenses

Effective October 28, 1996, the expenses associated with investing in our Fund were materially revised. The 4% load was completely eliminated and the expense ratio was lowered from 1.47% annually to 0.70% annually. Each of these reductions in Fund expenses is a direct savings to the shareholders' investment. In the long term, these savings can potentially compound to material differences in shareholder wealth.

Summary

As we closed our initial fiscal year, we were pleased by the returns that the Fund has generated for its shareholders. It is our hope to continue to provide such performance in the future. The way we attempt to make this happen is to continuously strive to improve our investment process. As equity markets dynamically change through time it is our challenge to keep up by evolving our research towards better investment solutions.

Thank you for your trust.

Sincerely,



/s/ Douglas W. Case, CFA
Douglas W. Case,  CFA
Managing Director of Portfolio Management
Advanced Investment Technology, Inc.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The AIT Vision U.S. Equity Portfolio

We have audited the statement of assets and liabilities including the portfolio of investments, of The AIT Vision U.S. Equity Portfolio (a member of the Ameriprime Fund Series) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 6, 1995 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The AIT Vision U.S. Equity Portfolio as of October 31, 1996, the results of it's operations, the changes in it's net assets, and the financial highlights for the period from November 6, 1995 (commencement of operations) to October 31, 1996 in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 20, 1996

                        AIT VISION U.S. EQUITY PORTFOLIO

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----


                  COMMON STOCKS                96.96%
                  APPAREL                       2.69%
  400             Liz Clairborne                                   $  16,900
                                                                     -------

                  BANKS                         5.70%
  400             Charter One Financial Inc.                          17,375
  200             Mellon Bank Corp.                                   13,025
  100             Wachovia Corp.                                       5,375
                                                                      ------
                                                                      35,775
                                                                      ------

                  BUSINESS MACHINES             4.54%
  300             Compaq Computer Corp.*                              20,888
  600             Tandem Computers*                                    7,575
                                                                      ------
                                                                      28,463
                                                                      ------

                  CHEMICALS                     5.22%
  200             PPG Industries Inc.                                 11,400
  300             Rohm & Haas Co.                                     21,412
                                                                      ------
                                                                      32,812
                                                                      ------

                  COSMETICS                     3.16%
  200             Proctor & Gamble Co.                                19,800
                                                                      ------



The accompanying notes are an integral part of these financial statements.





                        AIT VISION U.S. EQUITY PORTFOLIO

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                                 Value
------                                                                 -----
                  DURABLES           1.64%
  200             Harman International Industries Inc.              $ 10,275
                                                                      ------

                  DRUGS                         11.70%
  500             Alza Corp.*                                         12,938
  300             Amgen Inc.*                                         18,394
  400             Johnson & Johnson                                   19,700
  200             Lilly & Eli                                         14,100
  100             Pfizer Inc.                                          8,275
                                                                      ------
                                                                      73,407
                                                                      ------

                  ELECTRONICS                   3.13%
  300             Andrew Corp.*                                       14,625
  100             SCI Systems Inc.*                                    4,975
                                                                      ------
                                                                      19,600
                                                                      ------

                  FINANCE                       3.37%
  300             Franklin Resources Inc.                             21,150
                                                                      ------

                  FOOD                          1.77%
  200             Vons Companies Inc.                                 11,075
                                                                      ------

                  HEALTH                        5.04%
  500             Healthsouth Corp.*                                  18,750
  200             Medtronic Inc.                                      12,875
                                                                      ------
                                                                      31,625
                                                                      ------




The accompanying notes are an integral part of these financial statements.






                        AIT VISION U.S. EQUITY PORTFOLIO

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996
Shares                                                                Value
------                                                                -----
                  HOTEL/RESTAURANTS             1.22%
  500             Prime Hospitality Corp.*                          $  7,625
                                                                      ------

                  INTERNATIONAL OIL             6.21%
  300             Chevron Corp.                                       19,725
1,000             Oryx Energy Co.                                     19,250
                                                                      ------
                                                                      38,975
                                                                      ------

                  LEISURE                       3.99%
  400             Fleetwood Enterprises                               13,500
  400             Mattel Inc.                                         11,550
                                                                      ------
                                                                      25,050
                                                                      ------

                  MEDIA                         1.15%
  200             King World Productions Inc.*                         7,200
                                                                      ------

                  MORTAGE                       1.90%
  300             Green Tree Acceptance                               11,888
                                                                      ------

                  OIL DRILLING AND SERVICES     9.00%
  200             Atlantic Richfield Co.                              26,500
  200             Devon Energy Corp.                                   6,975
  800             Reading & Bates Corp.                               23,000
                                                                      ------
                                                                      56,475
                                                                      ------
                  PAPER                         1.20%
  100             Georgia Pacific Corp.                                7,500
                                                                      ------



The accompanying notes are an integral part of these financial statements.






                        AIT VISION U.S. EQUITY PORTFOLIO

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996



Shares                                                                Value
------                                                                -----
                  PR GOODS                      6.38%
  100             BMC Industries Inc.                               $  2,962
  700             Dresser Industries Inc.                             23,012
  300             Precision Castparts Co.                             14,025
                                                                      ------
                                                                      39,999
                                                                      ------

                  RET OT                        1.75%
  200             Home Depot Inc.                                     10,950
                                                                      ------

                  SERVICES                      9.70%
  200             Computers Association International                 11,825
  100             HBO & Co.                                            6,013
  400             Oracle Systems Corp.*                               16,925
  300             Parametric Technology*                              14,662
  200             Paychex Inc.                                        11,400
                                                                      ------
                                                                      60,825
                                                                      ------

                  SOAPS                         4.40%
  300             Colgate Palmolive Co.                               27,600
                                                                      ------

                 THRIFTS      2.10%
 400          Coast Savings Financial Inc.                            13,150
                                                                      ------


The accompanying notes are an integral part of these financial statements.







                        AIT VISION U.S. EQUITY PORTFOLIO

                            SCHEDULES OF INVESTMENTS
                                October 31, 1996



               TOTAL COMMON STOCKS (COST $573,984)              $ 608,119
                                                                  -------

                TOTAL INVESTMENTS (Cost $573,984)    96.96%       608,119
                Other Assets less Liabilities         3.04%        19,040
                                                    ------       --------
                TOTAL NET ASSETS                    100.00%      $627,159
                                                    =======      ========


* Non-income producing securities.



The accompanying notes are an integral part of these financial statements.



                        AIT VISION U.S. EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996



ASSETS:

Investment in common stock at market value
  (identified cost--$573,984)(Note 1).............................     $608,119
Cash..............................................................       14,722
Receivable for securities sold....................................       39,099
Dividends and interest receivable.................................          480
                                                                       --------
                   TOTAL ASSETS....................................     662,420
                                                                       --------

LIABILITIES:

Payable for securities purchased...................................      34,150
Accrued advisory fee...............................................         777
Accrued trustees' fees.............................................         334
                                                                       --------
                   TOTAL LIABILITIES...............................      35,261
                                                                       --------

NET ASSETS (equivalent to $12.62 per share based on
       49,693 shares of common stock outstanding)--(Note 4)........    $627,159
                                                                       ========

NET ASSETS CONSIST OF:
  Paid in capital (Note 4 and 7)...................................    $510,186
  Accumulated undistributed net realized gain/(loss) from security
   transactions....................................................      82,838
  Net unrealized appreciation/(depreciation) of investments........      34,135
                                                                       --------
NET ASSETS OCTOBER 31, 1996........................................    $627,159
                                                                       ========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
         PRICE PER SHARE...........................................     $ 12.62
                                                                       ========


The accompanying notes are an integral part of these financial statements.



                        AIT VISION U.S. EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                      For the period from November 6, 1995
              (Commencement of Operations) through October 31, 1996




INVESTMENT INCOME:
  Dividends.................................................             $4,763
                                                                       --------
     TOTAL INVESTMENT INCOME................................              4,763
                                                                       --------
OPERATING EXPENSES:
  Investment advisory fee (Note 3)..........................              5,944
  Trustees' fees............................................              1,685
                                                                       --------
     TOTAL OPERATING EXPENSES...............................              7,629
                                                                       --------

     NET INVESTMENT INCOME/(LOSS)...........................             (2,866)
                                                                       --------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
Net realized gain/(loss) on security transactions...........             82,838
Net change in unrealized appreciation/(depreciation) on
  investments...............................................             34,135
                                                                       --------
NET GAIN/(LOSS) ON INVESTMENTS..............................            116,973
                                                                       --------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................................           $114,107
                                                                       ========




The accompanying notes are an integral part of these financial statements.



                        AIT VISION U.S. EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the period from November 6, 1995
              (Commencement of Operations) through October 31, 1996


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss).....................................    $(2,866)
  Net realized gain/(loss) from securities transactions............     82,838
  Net change in unrealized appreciation/(depreciation) of investments
   during the period...............................................     34,135
                                                                       -------
  NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................................    114,107

                                                                      --------

DISTRIBUTION TO SHAREHOLDERS:
   Net investment income...........................................          0
   Realized gain...................................................          0
                                                                      --------
                                                                             0
                                                                      --------


FUND SHARE TRANSACTIONS:
  Shares sold......................................................    536,013
  Shares issued in reinvestment of dividends.......................          0
  Shares redeemed..................................................    (47,961)
                                                                      --------
 TOTAL CAPITAL STOCK                                                   488,052
                                                                      --------
NET INCREASE/( DECREASE) IN NET ASSETS                                 602,159

                                                                      --------

NET ASSETS:
   Beginning of period.............................................     25,000
                                                                      --------

  End of period....................................................   $627,159
                                                                      ========


The accompanying notes are an integral part of these financial statements.

                        AIT VISION U.S. EQUITY PORTFOLIO


                          Notes to Financial Statements
                                October 31, 1996

1.  ORGANIZATION

    The AIT Vision U.S. Equity Portfolio (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on August 8, 1995, and commenced operations on November 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
    Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                        AIT VISION U.S. EQUITY PORTFOLIO

                          Notes to Financial Statements
                                October 31, 1996

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex- dividend date and interest income is recorded on an accrual basis.Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Advanced Investment Technology, Inc. (the "Adviser") to manage the Fund's investments. Dean S. Barr is the controlling shareholder of the Adviser. Douglas W. Case, CFA, Director of Equity Portfolio Mangement, Dean
S. Barr, Chairman and Chief Investment Officer, and Susan L. Reigel, Portfolio Manager, are primarily responsible for the day to day management of the Fund's portfolio. Prior to October 29, 1996, the Fund was managed by LBS Capital Management, Inc.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non- interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.47% of the average daily net assets of the Fund. It should be noted that most investment companies pay thier own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 6, 1995 through October 31, 1996, the Adviser has received a fee of $5,944 from the Fund.

                        AIT VISION U.S. EQUITY PORTFOLIO

                          Notes to Financial Statements
                                October 31, 1996


NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1996 was $510,186.

     Transactions in capital stock were as follows:


                                                 For the period from
                                           November 6, 1995 (Commencement of
                                          Operations) through October 31, 1996


                                          Shares                       Amount
                                          ------                       ------

Shares sold                               51,315                      $536,013

Shares issued in reinvestment
  of dividends                                 0                             0

Shares redeemed                           (4,122)                      (47,961)
                                        --------                     ---------
Net increase                              47,193                      $488,052
                                        ========                     =========


NOTE 5.  INVESTMENTS

     For the period from November 6, 1995 (commencement of operations) through October 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $1,670,212 and $1,096,228 respectively. The gross unrealized appreciation for all securities totaled $39,785 and the gross unrealized depreciation for all securities totaled $5,650 for a net unrealized appreciation of $34,135 The aggregate cost of securities for federal income tax purposes at October 31, 1996 was $573,984.

                        AIT VISION U.S. EQUITY PORTFOLIO

                          Notes to Financial Statements
                                October 31, 1996


NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RECLASSIFICATIONS

In accordance with SOP 93-2, The Fund has recorded a reclassification in the capital accounts. As of October 31, 1996, The Fund recorded permanent book/tax differences of $(2,866) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of The Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.

NOTE 8. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1996, LBS Capital Management, Inc., and entities which the Adviser could be deemed to control or have discrection over owned in aggregate more than 25% of the Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Dividends of $83,029 from the fiscal year will be declared. This amount represents $0 of net investment income and $83,029 of short-term capital gain.



                        AIT VISION U.S. EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

              For a share outstanding throughout the period from November 6, 1995 (Commencement of Operations)
                           through October 31, 1996



Net asset value- beginning of period............................      $10.00
                                                                    --------
Income from investment operations:
Net investment income/(loss)....................................        (.07)
Net gain/(loss) on investments both realized and unrealized.....        2.69
                                                                    --------
Total from investment operations................................        2.62
                                                                    --------

Less distributions:
Dividends from net investment income............................           0
Dividends from capital gains....................................           0
                                                                    --------
Net asset value- end of period..................................      $12.62
                                                                    ========

Total Return**..................................................       31.03%



Ratio/supplemental data:
  Net assets, end of period (in 000's)..........................         627
  Ratio of expenses to average net assets**.....................        1.87%
  Ratio of net investment income to average net assets**........       ( .70)%
  Portfolio turnover rate.......................................      238.63%
  Average Commission rate paid..................................       .0471


  ** Annualized, for the period from December 28, 1995 (Commencement of operations in accordance with the Fund's investment objective) to October 31, 1996.



  The accompanying notes are an integral part of these financial statements.

                        AIT VISION U.S. EQUITY PORTFOLIO

                              SHAREHOLDER CONSENTS
                                October 31, 1996

         On July 26, 1996, approval on behalf of a majority of the shares of the Fund was obtained for the selection of Advanced Investment Technology, Inc. ("AIT") as the new investment adviser to the Fund. On July 26, 1996, 31,429.6396 shares of the 48,825.290 shares outstanding of the Fund approved the above-described change. The selection of AIT as investment adviser took effect on October 29, 1996.

December, 1996


Dear Fellow Shareholders:

Investment Results - Fiscal Year Ended October 1996

The GLOBALT Growth Fund (the "Fund") ended its first October fiscal year with a 24.8% total return in the eleven months since inception December 1, 1995, surpassing an 18.9% gain for the S&P 500 Index during the same time period.
The Fund declared a capital gains distribution of 17 cents on December 26, 1996.

Investment results since inception have been as follows:


Comparative                  March          June      September       Since
Investment Returns (a)      Qtr '96        Qtr '96     Qtr '96     Inception (b)

GLOBALT Growth Fund          7.3%           3.0%         4.2%         24.8%

S&P 500 Index (c)            5.4%           4.5%         3.1%         18.9%


        (a)     Past performance is not predictive of future performance.
        (b)     From December 1, 1995 and is not annualized.
        (c) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations.




[Graph appears here]
This graph depicts the comparison of investment returns for the Fund versus the S&P 500 Index. The graph depicts the investment return of a $25,000 initial investment from December 1, 1995 until October 31, 1996. At October 31, 1996, the Fund's value is $31,195 versus $29,718 for the S&P 500.

From a standing start, the Fund ended October 1996 with $3,443,076 million in assets and more than 38 shareholders. We welcome our first-year shareholders and look forward to furthering your investment objectives. GLOBALT principals are also investors in the Fund.

Investment Approach
To review, our approach to managing the GLOBALT Growth Fund is to achieve long-term growth of capital by investing in U.S. companies which we believe offer superior growth potential through exposure to rapidly growing foreign markets. The Fund only invests in stocks of U.S. companies that are expected to derive at least 20% of their revenues outside the U.S. Once we construct portfolios, the connection you have to the global marketplace, by being an investor in the GLOBALT Growth Fund, is much greater: the portfolio derives at least 50% of revenues from outside the U.S.


Commentary and Outlook
1996 has been an exciting year for investors and stock market returns have been well above average. At the end of July, no one knew whether the corrective phase had run its course. Now, after the market has recovered its losses and gone on to new highs, there still is little consensus - just a lot of anxiety and volatility.

In our quarterly reports to our firm's clients over the past six years, we have not wavered in our positive position on the equity markets and U.S. multinationals in particular. Since we are often asked whether the market is "too high", we want to define our long-term position for you.

1. Our outlook remains that the U.S. economy has undergone major structural changes (some forced upon us by foreign competition) that have resulted in higher productivity, lower prices, lower inflation, stronger exports and higher corporate profits.

     Investment Implication: It follows that the economy is fundamentally sound and more stable than in the '70s and early '80s.

2. Growth outside the U.S. in emerging markets (80% of the world's population) will be faster than the U.S. economy's. U.S. companies are highly competitive in world markets and have become quite successful in penetrating these markets. Likewise, our exports are strong.

     Investment Implication: Emerging countries are 30 years behind the U.S. in their rate of consumption and want U.S. goods. Globally-competitive U.S. companies in GLOBALT's New Growth Universe are growing faster due to their global success, and their earnings are less dependent on the domestic economy.

3.   Inflation, worldwide, is tame, including in the U.S.

     Investment Implication: This has obvious positive implications for interest rates.

4. The supply/demand relationship for equities is very positive despite record levels of initial public offerings (IPOs). Record inflows from 401(k) plans and corporate stock buy-backs more than offset the stock added by new issues. Company buy-backs alone retired more than $60 billion in stock last year.

     Investment Implication: Increased demand and a static supply of stocks still bode well for the stock market.

5. Fiscal policy and trends in the federal deficit are improving markedly. 1996 was the third consecutive year of significantly lower deficits. The current level is roughly one-third the peak in 1993.

     Investment Implication: We are no longer dependent on monetary (interest rate) policy to control the economy and inflation. The "stop-go" monetary policy employed in the '70s and '80s regularly killed price/earnings (p/e) ratios and thus stock prices. When has that last happened?

6. Investors have a very different mindset today. Depression-era mentality is giving way to Baby Boomer optimism.

     Investment Implication: The public has recognized the greater stability of the U.S. economy and concluded that stocks are clearly the best long-term investment - and they are acting on that belief. That is partially where the "buy-on-the-pullbacks" notion is based.

Although the market overall is not excessively valued, neither is it undervalued. Accordingly, we expect continued high volatility - perhaps a rolling, rotational adjustment as occurred in 1995 and early 1996 and that affects stock groups differently.

We do believe, however, that the factors discussed above are slowly and persistently raising the valuation on equities above levels of the past several decades. Although not well understood or accepted, they help explain the market's continued strength. Consequently, we believe market corrections will be shallower and shorter than in recent periods.

Lacking evidence to the contrary, we will view volatility and corrections as additional opportunities to increase the potential return of the GLOBALT Growth Fund. In a period of slower profit growth, growth stocks should continue to outperform value stocks. Whereas the best returns in recent months have been in the fastest-growing companies, the best returns in this environment may be found in growth stocks with steady, visible earnings. Many of these are the companies that GLOBALT favors as the New Growth stocks because they are globally competitive.

Sincerely,



/s/ Angela Z. Allen
Angela Z. Allen
President and Chief Executive Officer

AZA/gl












Fund Investment
Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000 ($2,000 for IRA accounts). Shares may be also be purchased through a broker dealer or other financial institution authorized by the Fund's distributor (investors may be charged a fee for this service). Purchases can be made by mail or by bank wire (please see prospectus for more information).

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The Globalt Growth Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of The Globalt Growth Fund (a member of the Ameriprime Fund Series) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 1, 1995 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted audit- ing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Globalt Growth Fund as of October 31, 1996, the results of it's operations, the changes in it's net assets, and the financial highlights for the period from December 1, 1995 (commencement of operations) to October 31, 1996 in con formity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 20, 1996




                               GLOBALT GROWTH FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----

                  COMMON STOCKS                 95.13%

                  BUSINESS EQUIPMENT/SERVICES    6.49%
1,100          Air Express International                             $33,275
  750          Electronic Data Systems Corp*                          33,750
  650          Interpublic Group                                      31,525
1,050          Omnicom Group                                          52,238
1,000          Sabre Group*                                           30,500
1,250          VeriFone Inc*                                          42,031
                                                                    --------
                                                                     223,319
                                                                    --------

                  CAPITAL GOODS                 10.47%
1,300          Black & Decker Corp                                    48,588
  750          Caterpillar Inc.                                       51,469
1,150          Fluor Corp.                                            75,325
  700          Foster Wheeler Corp.                                   28,700
1,000          General Electric Corp.                                 96,750
  800          Kennametal Inc.                                        27,200
  900          Molex Inc.                                             32,400
                                                                    --------
                                                                     360,431
                                                                    --------


 The accompanying notes are an integral part of these financial statements.





                               GLOBALT GROWTH FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                               Value
------                                                               -----

                  CONSUMER NON-DURABLES         14.17%
1,100          Avon Products Inc.                                  $  59,675
1,150          Coca-Cola Co.                                          58,075
  500          Colgate-Palmolive Co.                                  46,000
  550          CPC International Inc.                                 43,381
  520          Eastman Kodak                                          41,470
  800          Estee Lauder                                           34,400
  400          Nike Inc.                                              23,550
1,600          Pepsico Inc.                                           47,400
  800          Pioneer Hi-Bred International                          53,700
  500          Proctor & Gamble Co.                                   49,500
  600          Tupperware                                             30,825
                                                                    --------
                                                                     487,976
                                                                    --------

                  CONSUMER SERVICES             5.09%
2,200          Coleman Co.*                                           29,150
  400          Disney Walt Co.                                        26,350
1,700          Mattel Inc.                                            49,088
1,900          Time Warner Inc.                                       70,773
                                                                    --------
                                                                     175,361
                                                                    --------




The accompanying notes are an integral part of these financial statements.





                               GLOBALT GROWTH FUND

                             SCHEDULE OF INVESTMENTS

Shares                                                               Value
------                                                               -----

                  ENERGY                        8.59%
  450          Amoco Corp                                          $  34,088
1,800          Apache Corp                                            63,900
  800          Halliburton Co                                         45,300
  500          Mobil Corp                                             58,375
1,500          Reading & Bates Corp                                   43,125
  500          Texaco                                                 50,813
                                                                    --------
                                                                     295,600
                                                                    --------

                  FINANCIAL SERVICES            11.75%
1,100          AFLAC Inc.                                             44,138
1,300          American Express                                       61,100
  600          American International Group                           65,175
  400          BankAmerica Corp.                                      36,600
  450          Citicorp                                               44,550
  500          Franklin Resources.                                    35,250
  600          Marsh & McLennan Co.                                   62,475
1,100          Morgan Stanley Group                                   55,275
                                                                    --------
                                                                     404,563
                                                                    --------

                  HEALTH CARE                   9.72%
  450          Bristol Meyers Squibb                                  47,588
  600          Centocor Inc. *                                        17,625
  950          Guidant Corp.                                          43,819
1,212          Johnson & Johnson                                      59,691
  450          Lilly Eli & Co.                                        31,725
  800          Merck & CO.                                            59,300
  450          Pfizer Inc.                                            37,238
  900          United States Surgical Corp.                           37,688
                                                                    --------
                                                                     334,672
                                                                    --------



The accompanying notes are an integral part of these financial statements.



                               GLOBALT GROWTH FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                               Value
------                                                               -----



                  RAW MATERIALS                 6.03%
  650          Air Products & Chemicals Inc.                        $ 39,000
  400          Dupont DeNemours Co.                                   37,100
1,100          IMC Global.                                            41,250
1,000          Monsanto Co.                                           39,625
  800          Morton International Inc.                              31,500
  750          Pall Corp                                              19,219
                                                                    --------
                                                                     207,694
                                                                    --------

                  RETAIL                        2.60%
1,250          McDonalds Corp.                                        55,469
1,000          Toys "R" Us *                                          33,875
                                                                    --------
                                                                      89,344
                                                                    --------

                  SHELTER                       2.36%
  700          International Paper Co.                                29,925
  550          Kimberly Clark Corp.                                   51,288
                                                                    --------
                                                                      81,213
                                                                    --------






The accompanying notes are an integral part of these financial statements.








                               GLOBALT GROWTH FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                               Value
------                                                               -----


                  TECHNOLOGY                    15.50%
  800          3 Com Corp.*                                        $  54,100
  300          Cascade Communication*                                 21,788
1,050          Cisco Systems Inc.*                                    64,969
  925          Computer Associates International                      54,691
  400          Hewlett Packard Co.                                    17,650
  650          Intel Corp.                                            71,419
  250          International Business Machines                        32,250
1,100          International Rectifier Corp                           13,613
  340          Lucent Technologies                                    15,994
  300          Microsoft Corp.*                                       41,175
  400          Motorola Inc                                           18,400
  375          Oracle Corp*.                                          15,867
  300          Rational Software*                                     11,513
  750          Sun Microsystems*                                      45,750
  500          U S Robotics                                           31,438
  500          Xerox Corp.                                            23,188
                                                                    --------
                                                                     533,801
                                                                    --------

                  TRANSPORTATION                 2.36%
  400          AMR Corp.                                              33,600
  500          Boeing Co.                                             47,688
                                                                    --------
                                                                      81,288
                                                                    --------



The acompanying notes are an integral part of these financial statements.




                               GLOBALT GROWTH FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996




Shares                                                               Value
------                                                               -----


                  TOTAL COMMON STOCKS (cost $2,967,081)..........$ 3,275,262


                  TOTAL INVESTMENTS                    95.13%      3,275,262
                  (Cost $2,967,081)
                  Other Assets less liabilities         4.87%        167,814
                                                      -------    -----------
                  TOTAL NET ASSETS                    100.00%    $ 3,443,076
                                                      =======    ===========



* Non-income producing securities.



The accompanying notes are an integral part of these financial statements.

                               GLOBALT GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996



ASSETS:

Investment in common stock at market value
  (identified cost--$2,967,081)(Note 1)..........................  $3,275,262
Cash.............................................................     104,982
 Receivable for securities sold..................................      63,469
Dividends and interest receivable................................       3,018
                                                                  -----------
                   TOTAL ASSETS..................................   3,446,731
                                                                  -----------

LIABILITIES:

Accrued advisory fee.............................................       3,322
Accrued trustees' fees...........................................         333
                                                                  -----------
                   TOTAL LIABILITIES.............................       3,655
                                                                  -----------

NET ASSETS (equivalent to $12.48 per share based on
  275,916 shares of common stock outstanding)--(Note 4).......... $ 3,443,076
                                                                  ===========

NET ASSETS CONSIST OF:
 Paid in capital (Note 4)........................................ $ 3,081,294
 Undistributed net investment income/(loss)......................       2,033
 Accumulated undistributed net realized gain/(loss) from
   security transactions..........................................     51,568
 Net unrealized appreciation/depreciation on investments..........    308,181
                                                                  -----------
NET ASSETS OCTOBER 31, 1996...................................... $ 3,443,076
                                                                  ===========

NET ASSET VALUE, REDEMPTION AND OFFERING
         PRICE PER SHARE ........................................    $  12.48
                                                                     ========



The accompanying notes are an integral part of these financial statements.


                               GLOBALT GROWTH FUND

                             STATEMENT OF OPERATIONS

                      For the period from December 1, 1995
              (Commencement of Operations) through October 31, 1996




INVESTMENT INCOME:
  Dividends.....................................................   $ 23,719
                                                                  ---------
     TOTAL INVESTMENT INCOME....................................     23,719
                                                                  ---------
OPERATING EXPENSES:
  Investment advisory fee (Note 3)..............................     21,686
  Trustees' fees................................................      1,685
                                                                  ---------
     TOTAL OPERATING EXPENSES BEFORE REIMBURSEMENT                   23,371
                                                                  ---------
     REIMBURSED TRUSTEES' FEES..................................      1,685
                                                                  ---------
         TOTAL OPERATING EXPENSES..............................      21,686
                                                                  ---------
            NET INVESTMENT INCOME/(LOSS).......................       2,033
                                                                  ---------


 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on security transactions...............     51,568
Net change in unrealized appreciation/(depreciation) on
  investments...................................................    308,181
                                                                  ---------
  NET GAIN/(LOSS) ON INVESTMENTS................................    359,749
                                                                  ---------
  NET INCREASE/(DECREASE) IN NET ASSETS, RESULTING
    FROM OPERATIONS.............................................. $ 361,782
                                                                  =========



The accompanying notes are an integral part of these financial statements.


                               GLOBALT GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the period from December 1, 1995
              (Commencement of Operations) through October 31, 1996



INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss)......................................   $     2,033
  Net realized gain/(loss) from securities transactions.............        51,568
  Net change in unrealized appreciation/(depreciation) of investments
     during the period...............................................      308,181
                                                                       -----------
  NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................................      361,782
                                                                       -----------

DISTRIBUTION TO SHAREHOLDERS:
   Net investment income.............................................            0
   Realized gain.....................................................            0
                                                                       -----------
                                                                                 0
                                                                       -----------

FUND SHARE TRANSACTIONS:
   Shares sold.......................................................    3,056,354
   Shares issued in reinvestment of dividends........................            0
   Shares redeemed...................................................          (60)
                                                                       -----------
 TOTAL CAPITAL STOCK                                                     3,056,294
                                                                       -----------

NET INCREASE/(DECREASE) IN NET ASSETS                                    3,418,076
                                                                       -----------

NET ASSETS:
   Beginning of period...............................................       25,000
                                                                       -----------

  End of period, including undistributed net investment income of $2,033........................................................  $ 3,443,076
                                                                       ===========


The accompanying notes are an integral part of these financial statements.

                               GLOBALT GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


1.  ORGANIZATION

The GLOBALT Growth Fund Inc. (the"Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on October 20, 1995 and commenced operations on December 1, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal instiutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restriced or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.
Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                               GLOBALT GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions-   The Fund intends to distribute substantially
all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains GLOBALT , Inc. (the "Adviser") to manage the Fund's investments. The Adviser was orgainzed as a Georgia Corporation in 1990. Angela Allen, President of the Adviser, and Samuel Allen, Chairman of the Adviser, are the controlling shareholders of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Adviser, which is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest fees and expenses of non-interested person trustees and extraordinary expenses. The Adviser is voluntarily reimbursing the Fund for trustees fees. There is no assurance that such reimbursement will continue in the future. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from December 1, 1995 through October 31, 1996, the Adviser has received a fee of $21,686 from the Fund.

                               GLOBALT GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


NOTE 4.  CAPITAL SHARE TRANSACTIONS

     As of October 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1996 was $3,081,294.

     Transactions in capital stock were as follows:

                                         For the period from December 1, 1995
                                          (Commencement of Operations) through
                                                     October 31, 1996



                                             Shares               Amount
                                             ------               ------

Shares sold                                 273,421             $3,056,354

Shares issued in reinvestment
  of dividends                                   0                       0

Shares redeemed                                 (5)                    (60)
                                          ---------             ----------

 Net Increase                               273,416             $3,056,294
                                           ========              =========


NOTE 5. INVESTMENTS

For the period from December 1, 1995 (commencement of operations) through October 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $4,244,773 and $1,277,692, respectively. The gross unrealized appreciation for all securities totaled $371,250 and the gross unrealized depreciation for all securities totaled $63,069 for a net unrealized appreciation of $308,181. The aggregate cost of securities for federal income tax purposes at October 31, 1996 was $2,967,081.

                               GLOBALT GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Dividends of $54,565 from the '95-'96 fiscal year will be declared. This amount represents $2,033 of net investment income and $52,532 of short-term capital gain.

                               GLOBALT GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                  For a share outstanding throughout the period
               from December 1, 1995 (Commencement of Operations)
                            through October 31, 1996



Net asset value- beginning of period.............................    $10.00
                                                                     ------
Income from investment operations:
Net investment income/(loss).....................................       .01
Net gain/(loss) on investments both realized and unrealized......      2.47
                                                                     ------
Total from investment operations.................................      2.48
                                                                     ------
Less distributions:
Dividends from net investment income.............................         0
Dividends from capital gains.....................................         0
                                                                     ------
Net asset value- end of period...................................    $12.48
                                                                     ======
Total Return**...................................................     27.01%



Ratios/Supplemental data:
Net assets, end of period (in 000's).............................     3,443
Ratio of expenses to average net assets**  ++....................      1.16%
Ratio of net investment income to average net assets**  ++ ......       .11%
Portfolio turnover rate..........................................     66.42%
Average Commission rate paid.....................................     .0740


** Annualized
++Expense ratio is net of reimbursement of trustees' fees. Had such reimbursements not been made, the expense ratio and the net investment income ratio would have been 1.25% and 0.02%, respectively.


The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S LETTER

December 17, 1996


Dear Shareholder:

We would like to welcome you as a fellow shareholder of the Maxim Contrarian Fund. As of October 31, 1996, the Fund was six months old. For the period from May 1, 1996 (commencement of operations) through October 31, 1996, the Fund lost 7.9% versus a comparative benchmark index return of -3.9% (70% S&P 400 Midcap Index and 30% Philadelphia Gold and Silver Index) Past performance is not predictive of future success. The six months ended in October included a violent sell-off of mid-cap stocks of over 12% from early June to mid July and a drop of almost 19% in the share prices of precious metals stocks. Clearly not a very favorable period to begin a fund which invests in these types of issues.

Despite these disappointing short-term results, we are optimistic about the future potential of our Fund which is among the most flexible of mutual funds offered in America. We have developed the tables below to share with you the investments held by the Fund and how they contributed to the results achieved to date.

                                             Earnings Growth
Largest Holdings            % of Fund         Last Quarter          P/E Ratio
Nevsun Resources Ltd.          15.3                 NM                NM
Dell Computer Corp.             4.6               +108%               19
Kaydon Corp.                    4.1                +34%               15
Worldcom Inc.                   3.6                +51%               24
Balchem Corp.                   3.5                +31%               14

     NM=Not Meaningful


Largest Gains
Dell Computer Corp.                +58%
3Com Corp.                         +49%
Manhattan Minerals Corp.           +37%
Arakis Energy Corp.                +37%
SunAmerica Inc.                    +30%

Largest Losses
Castle Rock Exploration Corp. -- Voisey Bay     -77%
Canadian States Resources, Inc. -- Voisey Bay   -72%
Cartaway Resources Corp. -- Voisey Bay          -71%
Banro Resource Corporation -- Zaire             -46%
JLG Industries Inc.                             -28%

As you can see, when we have been right, we have been very right. When we have been wrong, we have been quite wrong. In choosing companies in which to invest, we prefer to own firms which have low or no debt and significant management ownership of stock. We also look to find companies whose earnings are growing at a rate equal to or in excess of its share price to earnings ratio. As you can see in the table above which lists the largest holdings, these companies (excepting Nevsun) are trading at favorable prices compared to their earnings growth rate. Ultimately, share prices will reflect the earnings of the company. Therefore, we attempt to own companies with consistent and above average earnings growth rates.

In addition to rapidly growing companies, we also have chosen to invest in companies involved in natural resources. Our largest holding, Nevsun Resources, is a precious metals exploration company with properties in Mali and Ghana, Africa. It has been a personal holding of mine (no pun intended) for about three years. In that time, its share price has increased more than 800%, but we believe that at current prices it is only trading at 50% of its real value. We believe that it will either be acquired or will enter into a joint venture relationship with a major mining company in the next twelve months. In either case, we expect that its share price will rise significantly in the next year.

The underperforming natural resource stocks of the Fund are primarily small positions which own property rights in an area of Newfoundland, Canada known as Voisey Bay. The Voisey Bay region represents the location of the world's largest nickel deposit which was discovered by Diamond Fields Resources Inc. Diamond Fields share price was $0.04 in 1992 and rose to $43.00 in August, 1996 when it was acquired by Inco, Ltd., the largest nickel processor in the world. We don't know who will make the next major discovery in the area, so we have purchased small amounts of several in the hope that one may repeat a small portion of the success of Diamond Fields. Unfortunately, due to the very inclement climate of that area of the world, when the weather becomes poor and drilling ceases for the year, share prices fall until warm weather arrives and a steady stream of drilling results and press releases can begin. We expect each of these issues to recoup all of its losses by spring.

Banro Resource Corporation is a gold production and exploration company which has the unfortunate luck of being located in Zaire. As you probably know, an ethnic civil war broke out and caused the share price of the company to fall 79% from its high. Fortunately, the property owned by the company is located on the complete opposite end of the country. The fighting seems to have ended, and the benefit of precious metals companies is that the product of the company is in the ground and is unaffected by wars. Banro has been operating in Zaire for more than 90 years and, therefore, has seen many changes in the government. In addition, in a country with few large employers, they have more than 5,000 employees. We believe that as some weeks of stability pass, we may see the price of the shares rise as much as 200% from current levels.

In addition to the two primary approaches of the fund, rapid earnings growth and natural resource companies, when it is deemed appropriate we will position the Fund to protect against the risk of a rapid sell-off in the stock market. As I am sure you are well aware, America is experiencing the longest running bull market in its history without a significant correction. Valuations are at levels never before seen. Traditional measures of valuation which normally represent warning signs to past market declines have been shoved aside as investors undertake a buying panic. It is clear that the market's behavior could be compared to trying to hold a beach ball underwater. Because we believe that a significant risk exists that the U.S. stock market may decline sharply with little warning in the near future, we have been purchasing portfolio insurance to protect the Fund. As this letter is written, about 75% of the Fund is hedged against a market decline.

In closing, as the largest shareholder of the Fund, my goals are the same as yours. The style in which we manage the Fund has been extremely rewarding to me in the past, and we believe that it will prove to be rewarding to the Fund in the future. As the IRA season approaches, we would encourage you to consider adding to your investment in the fund on a regular basis and invite your friends and other members of your family to join us as fellow shareholders. The small size of our Fund and its unique structure permit us to take advantage of situations unlike most other funds and should prove rewarding over time. We thank you for the confidence and trust that you have placed in us.

Sincerely,

/s/ Kenneth M. Holeski
Kenneth M. Holeski
Portfolio Manager



Past performance is not predictive of future performance or success.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The Maxim Contrarian Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of The Maxim Contrarian Fund (a member of the Ameriprime Fund Series) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Maxim Contrarian Fund as of October 31, 1996, the results of it's operations, the changes in it's net assets, and the financial highlights for the period from May 2, 1996 (commencement of operations) to October 31, 1996 in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 20, 1996

                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----

                  COMMON STOCKS                 90.57%

                  CHEMICAL                       3.28%
5,900          Balchem Corp *                                       $ 48,675
   35          Millenium Chemicals (Great Britain)*                      706
                                                                    --------
                                                                      49,381
                                                                    --------

                  COMPUTER SERVICES & SOFTWARE   7.71%
  500          3Com*                                                  33,813
1,000          Bay Networks Inc.*                                     20,250
  600          Cabletron Systems, Inc.*                               37,425
  400          Cisco Systems, Inc.*                                   24,750
                                                                    --------
                                                                     116,238
                                                                    --------

                  COMPUTERS & PERIPHERALS        5.94%
  800          Dell Computer*                                         65,100
  400          Sun Microsystems*                                      24,400
                                                                    --------
                                                                      89,500
                                                                    --------

                  DRUG                           1.53%
  600          Forest Laboratories Inc.*                              23,100
                                                                    --------

                  ELECTRICAL EQUIPMENT           0.81%
1,250          York Research Corp. *                                  12,188
                                                                    --------



The accompanying notes are an integral part of these financial statements.







                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----


                  ELECTRONICS                    3.87%
 1,500         Helix Technology                                     $ 39,938
 1,400         Kulicke & Soffa Industries Inc.*                       18,375
                                                                    --------
                                                                      58,313
                                                                    --------

                  FINANCIAL SERVICES             3.13%
 1,000         Cityscape Financial Corp.*                             25,750
 2,000         National Auto Credit Inc.*                             21,500
                                                                    --------
                                                                      47,250
                                                                    --------

                  PRECIOUS METALS MINING
                   --EXPLORATION                19.78%
 7,000         Canarc Resources Corp. (Indonesia, Canada)*             9,395
17,000         Gran Columbia Resources  (Colombia)*                   25,350
20,000         Greater Lenora Resources Inc  (Canada)*                12,079
28,400         Nevsun Resources  (Ghana, Mali)*                      215,985
 9,600         Oliver Gold Corp. (Mali, Zimbabwe)*                    35,431
                                                                    --------
                                                                     298,240
                                                                    --------

                  HOTEL/GAMING                   0.72%
 5,000         International Thunderbird Gaming (Canada)*             10,811
                                                                    --------


The accompanying notes are an integral part of these financial statements.










                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----
                  INDUSTRIAL  SERVICES           4.00%
   500         Hanson Trust, ADR                                    $  3,188
 1,400         Kaydon Corp                                            57,050
                                                                    --------
                                                                      60,238
                                                                    --------

                  INSURANCE                      3.75%
   500         Exel Ltd.                                              19,000
 1,000         Sun America Inc.                                       37,500
                                                                    --------
                                                                      56,500
                                                                    --------

                  INVESTMENT COMPANY             1.11%
10,000         Salos Resources Corp. (Mexico)*                        16,776
                                                                    --------

                  MACHINERY                      6.71%
 1,200         Harnischfeger Industries, Inc.                         48,000
 2,800         JLG Industries                                         42,000
   400         Lincoln Electric Company                               11,100
                                                                    --------
                                                                     101,100
                                                                    --------

                  MEDICAL SERVICES               2.98%
   500         Dionex Corp.*                                          19,125
 3,000         Medical Resources, Inc.*                               25,875
                                                                    --------
                                                                      45,000
                                                                    --------


The accompanying notes are an integral part of these financial statements.







                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                                Value
------                                                                -----

                  PRECIOUS METALS MINING
                     --PRODUCING                 4.15%
 6,000         Banro Resource Corp. (Zaire)*                       $  26,282
 6,000         Bema Gold Corp. (Chile)*                               36,375
                                                                    --------
                                                                      62,657
                                                                    --------

                  NON-PRECIOUS METALS
                     --EXPLORATION               3.55%
10,000         Adrian Resources Ltd. (Panama)*                        33,125
10,000         Canadian States Resources (Canada)*                     3,355
 6,000         Cartaway Resources (Canada)*                            2,908
 9,700         Castle Rock Exploration Corp. (Canada)*                 3,110
25,500         Consolidated Magna Ventures Ltd. (Canada)*             11,027
                                                                    --------
                                                                      53,525
                                                                    --------

                  OFFICE EQUIPMENT/SUPPLIES      1.79%
 2,000         OfficeMax, Inc.*         .                             27,000
                                                                    --------

                  OIL & OILFIELD SERVICES        1.72%
 5,000         Arakis Energy Corp. (Sudan)*                           25,938
                                                                    --------

                  RETAIL                         2.58%
   500         Dayton Hudson Corp.*                                   17,313
   300         Fila Holdings, ADR                                     21,600
                                                                    --------
                                                                      38,913
                                                                    --------


The accompanying notes are an integral part of these financial statements.







                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996



Shares                                                                Value
------                                                                -----

                  RUBBER & PLASTICS              2.06%
 2,000         Myers Industries, Inc.*                              $ 31,000
                                                                    --------
                  SEMICONDUCTOR                  1.85%
 1,100         Atmel Corp.*                                           27,913
                                                                    --------

                  TELECOMMUNIATIONS              3.39%
 2,100         Worldcom Inc.*                                         51,188
                                                                    --------

                  TOBACCO                        2.01%
 1,000         RJR Nabisco, Inc.                                      28,875
   125         Imperial Tobacco Group, ADR (Great Britain)             1,445
                                                                    --------
                                                                      30,320
                                                                    --------

                  NON-PRECIOUS METALS
                     --PRODUCING                 2.15%
 5,000         Manhattan Minerals Corp. (Mexico)                      32,434
                                                                    --------





The acompanying notes are an integral part of these financial statements.








                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----


                 TOTAL COMMON STOCKS (cost $1,413,742).......    $ 1,365,523
                                                                 -----------


              SHORT OPTIONS                -1.06%
    5          3Com (January, 1997)                                    3,688
    3          Cabletron Systems, Inc. (January, 1997)                   225
    4          Cisco Systems Inc. (January, 1997)                      1,525
    4          Dell Computer (May, 1997)                               5,250
    3          Fila Holdings (April, 1997)                               844
   15          Helix Technology Corp. (April, 1997)                    3,844
    4          Sun Microsystems ( January, 1997)                         574
                                                                    --------
                                                                      15,950
                                                                    --------

              LONG OPTIONS                  1.77%
   20          Glamis Gold Ltd. (December, 1996)                       1,000
   20          Pepsico Inc. (January, 1997)                            5,875
   15          Travelers Group Inc. (January, 1997)                    8,438
   20          S & P Index 100 (November, 1997)                       11,374
                                                                    --------
                                                                      26,687
                                                                    --------
              TOTAL OPTIONS (Cost $9,902)...................          10,737
                                                                    --------
                 TOTAL INVESTMENTS
                  (Cost $1,423,644)               91.28%           1,376,260
               Other Assets less liabilities       8.72%             131,442
                                                  -----             --------
                           TOTAL NET ASSETS      100.00%          $1,507,702
                                                 ======            =========

* Non-income producing securities.


The accompanying notes are an integral part of these financial statements.




                              MAXIM CONTRARIAN FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996


ASSETS:

Investment in common stock at market value
  (identified cost--$1,423,644)(Note 1)....................       $ 1,376,260
Cash.......................................................           132,736
Receivable for securities sold.............................             3,738
Dividends and interest receivable..........................               525
                                                                  -----------
                   TOTAL ASSETS............................         1,513,259
                                                                  -----------

LIABILITIES:

Payable for securities purchased...........................             1,324
Accrued advisory fee.......................................             2,946
Accrued trustees' fees.....................................               160
Accrued 12b-1 fees.........................................             1,127
                                                                  -----------
                   TOTAL LIABILITIES.......................             5,557
                                                                  -----------

NET ASSETS (equivalent to $9.21 per share based on
  163,713 shares of common stock outstanding)--(Note 4)....       $ 1,507,702
                                                                  ===========

NET ASSETS CONSIST OF:
  Paid in capital (Note 4).................................       $ 1,578,360
  Accumulated net realized gain/(loss) from
    security transactions..................................           (23,274)
  Net unrealized appreciation/depreciation on investments..           (47,384)
                                                                  -----------
 NET ASSETS OCTOBER 31, 1996                                      $ 1,507,702
                                                                  ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
         PRICE PER SHARE                                          $      9.21
                                                                  ===========



The accompanying notes are an integral part of these financial statements.



                              MAXIM CONTRARIAN FUND

                             STATEMENT OF OPERATIONS

                         For the period from May 2, 1996
              (Commencement of Operations) through October 31, 1996




INVESTMENT INCOME:
  Dividends............................................          $ 1,867
  Interest.............................................            6,016
                                                               ---------
     TOTAL INVESTMENT INCOME...........................            7,883
                                                               ---------
OPERATING EXPENSES:
  Investment advisory fee (Note 3).....................           11,261
  Trustees' fees.......................................              740
   12b-1 fee...........................................            1,127
                                                               ---------
     TOTAL OPERATING EXPENSES..........................           13,128
                                                               ---------

     NET INVESTMENT INCOME/(LOSS)......................           (5,245)
                                                               ---------


 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on security transactions......           (3,375)
Net realized gain/(loss) on option transactions........          (19,899)
Net change in unrealized appreciation/(depreciation)
   on investments......................................          (47,384)
                                                               ---------
  NET GAIN/(LOSS) ON INVESTMENTS.......................          (70,658)
                                                               ---------
  NET INCREASE/(DECREASE) IN NET ASSETS, RESULTING
    FROM OPERATIONS....................................        $ (75,903)
                                                               =========





The accompanying notes are an integral part of these financial statements.


                              MAXIM CONTRARIAN FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                         For the period from May 2, 1996
              (Commencement of Operations) through October 31, 1996



INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss)................................     $ (5,245)
  Net realized gain/(loss) from securities transactions.......       (3,375)
  Net realized gain/(loss) from option transactions...........      (19,899)
  Net change in unrealized appreciation/(depreciation) of
     investments during the period............................      (47,384)
                                                                -----------
  NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS...............................................      (75,903)
                                                                -----------

DISTRIBUTION TO SHAREHOLDERS:
   Net investment income......................................            0
   Realized gain..............................................            0
                                                                -----------
                                                                          0
                                                                -----------
 FUND SHARE TRANSACTIONS:
   Shares sold................................................    1,583,605
   Shares issued in reinvestment of dividends.................            0
   Shares redeemed............................................            0
                                                                -----------
 TOTAL CAPITAL STOCK                                              1,583,605
                                                                -----------

NET INCREASE/(DECREASE) IN NET ASSETS                             1,507,702
                                                                -----------
NET ASSETS:
   Beginning of period........................................            0
                                                                -----------

  End of period...............................................  $ 1,507,702
                                                                ===========


The accompanying notes are an integral part of these financial statements.

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996



1.  ORGANIZATION

The MAXIM Contrarian Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on December 26, 1995 and commenced operations on May 2, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal instiutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restriced or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.However, for the taxable year ended October 31, 1996 the Fund did not qualify to be taxed as a "regulated investment company" for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" in subsequent years.This non-qualification had no effect on net asset value or tax owed by the Fund.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex- dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Newport Investment Advisors, Inc. (the "Adviser") to manage the Fund's investments. Kenneth M. Holeski, president and controlling shareholder of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from May 2, 1996 through October 31, 1996, the Adviser has received a fee of $11,261 from the Fund.

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996



NOTE 4.  CAPITAL SHARE TRANSACTIONS

     As of October 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1996 was $1,578,360.

     Transactions in capital stock were as follows:


                                            For the period from May 2, 1996
                                           (Commencement of Operations) through
                                                       October 31, 1996

                                                    Shares         Amount
                                                    ------         ------
Shares sold                                         163,713       $1,583,605

Shares issued in reinvestment
  of dividends                                            0                0

Shares redeemed                                           0                0
                                                    -------      -----------

Net Increase                                        163,713       $1,583,605
                                                    =======        =========



NOTE 5. INVESTMENTS

For the period from May 2, 1996 (commencement of operations) through October 31, 1996, purchases and sales of investment securities, other than short-term
investments,   aggregated  $1,420,727  and  $6,985,   respectively.   The  gross
unrealized appreciation for all securities totaled $93,750 and the gross unrealized depreciation for all securities totaled $141,134 for a net unrealized depreciation of $47,384. The aggregate cost of securities for federal income tax purposes at October 31, 1996 was $1,423,644. As of October 31, 1996 the Fund has invested 33.33% of its net assets in foreign securities and American Depository Receipts (ADR).

                                       .
                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RECLASSIFICATIONS

In accordance with SOP 93-2, The Fund has recorded a reclassification in the capital accounts. As of October 31, 1996, The Fund recorded permanent book/tax differences of $(5,245) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of The Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.

NOTE 8. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1996, Cheryl Holeski (wife of the President and controlling shareholder of Newport Investment Advisor) owns more than 25% of the fund.

                              MAXIM CONTRARIAN FUND

                              FINANCIAL HIGHLIGHTS

                  For a share outstanding throughout the period from May 2, 1996 (Commencement of Operations)
                            through October 31, 1996



Net asset value- beginning of period.......................        $10.00
                                                                 --------
Income from investment operations:
Net investment income/(loss)...............................         (.05)
Net gain/(loss) on investments both realized and
 unrealized................................................         (.74)
                                                                 -------
Total from investment operations...........................         (.79)
                                                                 -------
Less distributions:
Dividends from net investment income.......................            0
Dividends from capital gains...............................            0
                                                                 -------
Net asset value- end of period.............................      $  9.21
                                                                 =======
Total Return**.............................................       (15.80)%



Ratios/Supplemental data:
Net assets, end of period (in 000's).......................        1,508
Ratio of expenses to average net assets**..................         2.89%
Ratio of net investment income to average net assets**.....        (1.16)%
Portfolio turnover rate....................................          .92%
Average Commission rate paid...............................        .0497


** Annualized

The accompanying notes are an integral part of these financial statements.

Dear Fellow Shareholders:

Building wealth wisely. Three words that perfectly describe our focus. As fellow shareholders of the IMS Capital Value Fund, we clearly have the same priorities that you do; taking as little risk as possible and making as much money as possible. That's what building wealth wisely is all about. Of course there are many ways to build wealth, but to do it wisely one must learn to minimize the risk while maximizing the return. How do we tackle this monumental task? Shareholders will find the answer to that question reiterated in one form or another, in each shareholder letter that we write. We believe that an educated shareholder is a better investor. Our hope is that we will be able to educate and inform you about various investing topics over the years in an interesting and thought-provoking manner. We'll take time to let you know what factors affected the fund's performance and to make sure you know something about each company in which were invested. What we won't do is bore you with dissertations on the economy, interest rates and unemployment data. Although we pay close attention to such matters, the time and energy we save by not attempting to time the market or predict the economy is much better spent researching new investment ideas.

Back to the $64,000 question: How do we go about minimizing the fund's risk while maximizing return? We start by minimizing the risk. One of the most important elements is diversification. We diversify across a broad range of industries and companies. The fund typically has representation from at least
15 to 20 different industries, however, we are careful not to dilute our best ideas by owning an excessive number of companies. We look for global diversification within companies, in other words, companies that do a lot of business overseas. We prefer dividend-paying companies for stability and companies that trade on the New York Stock Exchange. Our focus is on highly-visible, Fortune 500, U.S. companies. Reliable information is plentiful on these types of companies and they tend to have the resources to bounce back after encountering negative business conditions. We do not know of a category of stocks possessing less risk than this universe of companies. But to take it a step further, we buy these companies when they are cheap -- trading at historically low levels in terms of their fundamental valuation measures. We believe, and history has shown, that investors tend to overreact to short-term negative events, creating undervalued security prices. The herd seldom distinguishes between serious fundamental setbacks and temporary solvable events. In short, we end up buying quality companies that are temporarily out of favor and historically undervalued. In the past, many of these fallen angels, such as Nike, Johnson & Johnson and Boeing, have quickly lost 40% to 50% of their value over temporary set backs.
All of the above companies went on to at least triple in value after their precipitous drops. Waiting for companies to regain their past glory often takes patience, typically three to five years on average, which means our fund also has very low turnover. This keeps trading costs to a minimum and maximizes our shareholders after-tax returns. Finally, our style tends to be fairly defensive by nature and tends to hold its ground much better in down markets than other more aggressive styles. A wise man once said, "It's hard to fall very far from a first story window."

Lets look at a real-world example. One of the largest positions in the IMS Capital Value Fund is a company called Fruit of the Loom, a leading producer of cotton T-shirts and underwear. In mid-August it was trading at $27 a share. By the end of the quarter on October 31, 1996, it had jumped to $37, nearly a 40% gain in just three months.Keep in mind that this stock traded at almost $50 in 1993. Beginning in 1993, the companys earnings came under significant pressure, primarily due to the high cost of labor in this country. To combat this problem, Fruit of the Loom shifted over half of its production capabilities offshore and cut personnel. These moves are beginning to bear fruit (excuse the pun) as the companys lower manufacturing costs are now having a positive impact on the bottom line. Furthermore, with most of the restructuring and capital expenditures complete, the company is able to spend its cashflow to reduce debt and repurchase stock, both of which add shareholder value. It looks like investors overreacted just a tad when they took the stock all the way down to $18 less than a year ago. Oddly enough, it turns out people still need T-shirts and underwear.

Another example of how we seek to build wealth wisely for our shareholders lies in a company that has yet to blossom. Rubbermaid is one of the funds largest positions and is currently trading slightly below the price at which we bought in. This classic contrarian value play is the world's leading manufacturer of plastic products for the home, juvenile, commercial, seasonal, office, and health care markets and possesses one of the most recognizable and valued brand names in the country. A sharp increase in resin costs, the primary raw material in most of Rubbermaid's products, has been a big factor in bringing this blue-chip stock down nearly 40% from its 1991 all-time high of $38 to the current low 20s. Wall Street has given up hope. Only 4 of the 20 Wall Street analysts following the company give it a favorable rating. But like a rubber band, this company should snap back. Resin prices are not unlike the prices of any other commodity. They will eventually come back down to reasonable levels as suppliers add capacity. In addition, Rubbermaid is half way through an aggressive two-year restructuring program that is significantly reducing costs as well as streamlining operations and product lines. The firm recently spent a decade as one of Fortune's Ten Most Admired companies and has increased sales and dividends every year since before Kennedy took office. By any valuation measure, price-to-earnings, price-to-book, price-to-sales, or price-to-cash flow, Rubbermaid is cheaper at these levels than at anytime in the last 10 years. We view this as a tremendous buying opportunity. In time, we believe Rubbermaids shares will become fairly valued and trade at roughly twice their current level. In the meantime, the shares yield a very respectable 2.3% annual dividend.

We are well aware that today's investors have thousands of funds from which to choose. In order to stand out, we must go above and beyond in terms of adding value to our shareholders in the form of education, prudent risk management and solid performance results. We have a goal to earn our fund a place among the most respected funds in the country. Our performance will ultimately be determined by how skillfully we execute what we feel is a proven and superior investment strategy. The only guarantee we can make, however, is that we will not waiver from our investment discipline. Each one of us at IMS has made a significant personal monetary investment in the fund. In this way our personal and professional success is directly tied to the funds success. Be assured that we will not lose sight of what matters to our fellow shareholders. We view each investment of your hard-earned dollars as a show of trust in our ability.


P.S. The fund gained 7.6% in the three-month period from August 1, 1996 to October 31, 1996. Please mark your calendars for our first Annual Information Meeting for Shareholders - February 12, 1996.



/s/ Carl W. Marker                     /s/ Douglas E. Johanson, CFA
Carl W. Marker                         Douglas E. Johanson, CFA
Portfolio Manager                      Research Analyst

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The IMS Capital Value Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of The IMS Capital Value Fund (a member of the Ameriprime
Fund Series) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 1, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IMS Capital Value Fund as of October 31, 1996, the results of it's operations, the changes in it's net assets, and the financial highlights for the period from August 1, 1996 (commencement of operations) to October 31, 1996 in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 20, 1996



                             IMS CAPITAL VALUE FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----

                  COMMON STOCKS                 94.87%

                     APPAREL                    16.69%
20,815         Fruit of the Loom*                                 $  757,146
   950         Reebok International                                   33,963
                                                                      ------
                                                                     791,109
                                                                     -------

                    AUTO                         3.87%
 3,405         General Motors Corp.                                  183,444
                                                                     -------

                  COMPUTER & PERIPHERALS         9.48%
11,900         American Power Conversion*                            254,362
 4,425         Hewlett Packard Co.                                   195,253
                                                                     -------
                                                                     449,615
                                                                     -------

                  CONGLOMERATE                   2.43%
 2,400         Corning Inc.                                           93,000
   600         Hillenbrand Industries                                 22,200
                                                                     -------
                                                                     115,200
                                                                     -------

                  ELECTRONICS                    5.15%
 3,670         Motorola                                              168,820
 4,600         Sensormatic Electronics                                75,325
                                                                     -------
                                                                     244,145
                                                                     -------


The accompanying notes are an integral part of these financial statements.



                             IMS CAPITAL VALUE FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----

                  ENTERTAINMENT                  2.06%
20,000         Marvel Entertainment*                               $  97,500
                                                                     -------

                  FINANCIAL SERVICES             4.47%
 6,100            H & R Block                                        150,975
 1,350            Salomon                                             60,919
                                                                     -------
                                                                     211,894
                                                                     -------

                  FOOD                           6.10%
16,655         Fleming Companies                                     289,381
                                                                     -------

                  FOREST PRODUCTS                3.48%
 7,900         Louisiana-Pacific                                     164,913
                                                                     -------

                  HEALTHCARE                     8.78%
 5,050         Bausch & Lomb Inc.                                    170,437
 8,000         Ivax Corp.                                            132,000
 3,000         United Healthcare                                     113,625
                                                                     -------
                                                                     416,062
                                                                     -------

                  HOME FURNISHINGS               3.02%
12,200         Shaw Industries                                       143,350
                                                                     -------




The acccompanying notes are an integral part of these financial statements.










                             IMS CAPITAL VALUE FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996



Shares                                                                Value
------                                                                -----


                  HOUSEHOLD PRODUCTS             6.11%
 8,900         Rubbermaid                                          $ 206,925
 3,350         Sunbeam Corp.                                          82,494
                                                                    --------
                                                                     289,419
                                                                    --------

                  RETAIL                         11.61%
28,950         Kmart Corp.                                           282,263
 6,090         Price/Costco*                                         121,039
 2,750         Toys "R" Us*                                           93,156
 2,020         Wal-Mart Stores                                        53,782
                                                                     -------
                                                                     550,240
                                                                     -------

                  TELECOMMUNICATIONS EQUIPMENT   2.12%
 5,000         General Instrument*                                   100,625
                                                                     -------

                  TIRE & RUBBER                  2.33%
 5,650         Cooper Tire & Rubber Corp.                            110,881
                                                                     -------

                  TOBACCO                        4.69%
 7,700         RJR Nabisco Holdings                                  222,337
                                                                     -------

                  UTILITIES                      2.48%
 5,000         Pacific Gas & Electric                                117,500
                                                                     -------





  The accompanying notes are an integral part of these financial statements.





                             IMS CAPITAL VALUE FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                Value
------                                                                -----

               TOTAL COMMON STOCKS (cost $4,253,209).............   $4,497,615

               TOTAL INVESTMENTS                       94.87%        4,497,615
                (Cost $4,253,209)
               Other Assets less liabilities            5.13%          243,051
                                                       ------       ----------
               TOTAL NET ASSETS                       100.00%       $4,740,666
                                                      =======       ==========


*Non-income producing security.

The accompanying notes are an integral part of these financial statements.

                             IMS CAPITAL VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996

ASSETS:

Investment in common stock at market value
  (identified cost--$4,253,209)(Note 1)..................       $ 4,497,615
Short-term investments...................................           555,997
 Receivable for securities sold..........................             9,693
Receivable for fund shares sold..........................            14,415
Dividends and interest receivable........................             2,127
                                                                -----------
                   TOTAL ASSETS..........................         5,079,847
                                                                -----------

LIABILITIES:

Payable for securities purchased.........................           333,182
Accrued advisory fee.....................................               619
Accrued operating expenses...............................             5,380
                                                                -----------
                   TOTAL LIABILITIES.....................           339,181
                                                                -----------

NET ASSETS (equivalent to $10.76 per share based on
  440,657 shares of common stock outstanding)--(Note 4)..       $ 4,740,666
                                                                ===========

NET ASSETS CONSIST OF:
  Paid in capital (Note 4 and 7).........................       $ 4,509,667
   Accumulated undistributed net realized gain/(loss) from
    security transactions................................           (13,407)
Net unrealized appreciation/depreciation on investments..           244,406
                                                                -----------
NET ASSETS OCTOBER 31, 1996..............................       $ 4,740,666
                                                                ===========
NET ASSET VALUE, REDEMPTION AND OFFERING
         PRICE PER SHARE.................................       $     10.76
                                                                ===========


The accompanying notes are an integral part of these financial statements.



                             IMS CAPITAL VALUE FUND

                             STATEMENT OF OPERATIONS

                       For the period from August 1, 1996
              (Commencement of Operations) through October 31, 1996


INVESTMENT INCOME:
  Dividends................................................        $ 7,210
  Interest.................................................          3,365
                                                                 ---------
     TOTAL INVESTMENT INCOME...............................         10,575
                                                                 ---------
OPERATING EXPENSES:
  Investment advisory fee (Note 3).........................          9,952
  Administration fee.......................................          7,541
  Transfer agent fee.......................................          2,313
  Fund accounting fee......................................          2,313
  Custodian fee............................................          1,207
  Legal fee................................................          1,257
  Trustees' fees...........................................            421
  Miscellaneous operating expenses.........................          1,074
                                                                 ---------
     TOTAL OPERATING EXPENSES BEFORE REIMBURSEMENT                  26,078
                                                                 ---------
     REIMBURSED EXPENSES...................................         13,812
                                                                 ---------
         TOTAL OPERATING EXPENSES..........................         12,266
                                                                 ---------
                           NET INVESTMENT INCOME/(LOSS)....         (1,691)
                                                                 ---------


NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on security transactions.........         (13,407)
Net change in unrealized appreciation/(depreciation) on
  investments.............................................          244,406
                                                                 ----------
  NET GAIN/(LOSS) ON INVESTMENTS..........................          230,999
                                                                 ----------
  NET INCREASE/(DECREASE) IN NET ASSETS, RESULTING
    FROM OPERATIONS.......................................        $ 229,308
                                                                 ==========



The accompanying notes are an integral part of these financial statements.



                             IMS CAPITAL VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                       For the period from August 1, 1996
              (Commencement of Operations) through October 31, 1996



INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss)...........................         $   ( 1,691)
  Net realized gain/(loss) from securities transactions..             (13,407)
  Net change in unrealized appreciation/(depreciation) of
     investments during the period.......................             244,406
                                                                  -----------
  NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS..........................................             229,308
                                                                  -----------

DISTRIBUTION TO SHAREHOLDERS:
   Net investment income.................................                   0
   Realized gain.........................................                   0

                                                                  -----------
                                                                            0
                                                                  -----------
 FUND SHARE TRANSACTIONS:
   Shares sold...........................................           4,524,858
   Shares issued in reinvestment of dividends............                   0
   Shares redeemed.......................................             (13,500)
                                                                  -----------
 TOTAL CAPITAL STOCK                                                4,511,358
                                                                  -----------

NET INCREASE/(DECREASE) IN NET ASSETS                               4,740,666
                                                                  -----------

NET ASSETS:
   Beginning of period...................................                   0
                                                                  -----------

  End of period..........................................         $ 4,740,666
                                                                  ===========

The accompanying notes are an integral part of these financial statements.

                             IMS CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996



1.  ORGANIZATION

The IMS Capital Value Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on July 30, 1996 and commenced operations on August 1, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal instiutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restriced or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                             IMS CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex- dividend date and interest income is recorded on an accrual basis.Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains IMS Capital Management, Inc. (the "Adviser") to manage the Fund's investments. Carl W. Marker, Chairman and President of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.59% of the average daily net assets of the Fund. For the period from August 1, 1996 through October 31, 1996, the Adviser has received a fee of $9,952 from the Fund. The Adviser is voluntarily reimbursing certain Fund expenses. There is no assurance that such reimbursement will continue in the future.

                             IMS CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
                               October 31, 1996


NOTE 4.  CAPITAL SHARE TRANSACTIONS

     As of October 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1996 was $4,509,667.

     Transactions in capital stock were as follows:

                                       For the period from August 1, 1996
                                     (Commencement of Operations) through
                                               October 31, 1996

                                             Shares                 Amount
                                             ------                 ------

Shares sold                                  441,933               $4,524,858

Shares issued in reinvestment
  of dividends                                    0                         0

Shares redeemed                               (1,276)                 (13,500)
                                            --------               ----------

 Net Increase                                440,657               $4,511,358
                                             =======                =========



NOTE 5. INVESTMENTS

For the period from August 1, 1996 (commencement of operations) through October 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $4,366,153 and $112,944, respectively. The gross unrealized appreciation for all securities totaled $359,668 and the gross unrealized depreciation for all securities totaled $115,262 for a net unrealized appreciation of $244,406. The aggregate cost of securities for federal income tax purposes at October 31, 1996 was $4,253,209.

                             IMS CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RECLASSIFICATIONS

In accordance with SOP 93-2, The Fund has recorded a reclassification in the capital accounts. As of October 31, 1996, The Fund recorded permanent book/tax differences of $(1,691) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of The Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.


                             IMS CAPITAL VALUE FUND

                              FINANCIAL HIGHLIGHTS

                  For a share outstanding throughout the period
                from August 1, 1996 (Commencement of Operations)
                            through October 31, 1996



Net asset value- beginning of period..........................      $ 10.00
                                                                    -------
Income from investment operations:
Net investment income/(loss)..................................         (.01)
Net gain/(loss) on investments both realized and unrealized...          .77
                                                                    -------
Total from investment operations..............................          .76
                                                                    -------
Less distributions:
Dividends from net investment income..........................            0
Dividends from capital gains..................................            0
                                                                    -------
Net asset value- end of period................................      $ 10.76
                                                                    =======

Total Return**................................................        30.23%



Ratios/Supplemental data:
Net assets, end of period (in 000's)..........................        4,741
Ratio of expenses to average net assets**  ++.................         1.84%
Ratio of net investment income to average net assets**  ++....         (.25)%
Portfolio turnover rate.......................................         3.56%
Average Commission rate paid..................................        .0416

** Annualized
++ Expense ratio is net of reimbursements. Had such reimbursements not been made, the expense ratio and the net investment income ratio would have been 3.92% and(2.32)%, respectively.


The accompanying notes are an integral part of these financial statements.